9a. INCOME TAXES (Details - Deferred tax assets) (USD $)	Mar. 31, 2014	Mar. 31, 2013
Deferred tax assets:
Capitalized research and development	$ 3,442,000	$ 3,442,000
Net operating loss carryforwards	15,193,000	14,793,000
Total deferred tax assets	18,635,000	18,235,000
Total deferred tax liabilities	0	0
Net deferred tax assets	18,635,000	18,235,000
Valuation allowance for deferred tax assets	(18,635,000)	(18,235,000)
Net deferred tax assets	$ 0	$ 0